EXHIBIT 24.1


                         AMERICAN EXPRESS CENTURION BANK

                                POWER OF ATTORNEY

         American Express Centurion Bank, a Utah corporation (the "Company"), and each of the undersigned officers and directors of the Company, hereby constitute and appoint Robert D. Kraus, Stephen P. Norman, Gilbert E. Ahye and Rhonda Halpern, jointly and severally, with full power of substitution and revocation, their true and lawful attorneys-in-fact and agents, for them and on their behalf and in their respective names, places and steads, in any and all capacities, to sign, execute and affix their respective seals thereto and file any of the documents referred to below relating to the American Express Credit Account Master Trust; all filings and reports required under the Securities Exchange Act of 1934, including Current Reports on Form 8-K and Annual Reports on Form 10-K, including any amendments thereto, on behalf of the Company, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as they might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         This Power of Attorney may be executed in counterparts.

         IN WITNESS WHEREOF, American Express Centurion Bank has caused this Power of Attorney to be executed in its name by its Chief Executive Officer and attested by its Secretary, and the undersigned officers and directors have hereunto set their hand as of the 29th day of March 2000.

                                 AMERICAN EXPRESS CENTURION BANK

                                 By: /s/ Frank L. Skillern
                                     ----------------------------
                                     Frank L. Skillern
                                     Chairman


ATTEST:

/s/ Robert D. Kraus
-------------------------
Robert D. Kraus
Assistant Secretary

/s/ Frank L. Skillern
-------------------------
Frank L. Skillern
Director and Chairman


/s/ David E. Poulsen
--------------------------
David E. Poulsen
Director, President and Chief Executive Officer


/s/ Gilbert E. Ahye
--------------------------
Gilbert E. Ahye
Director


--------------------------
Maria J. Garciaz
Director


/s/ Ash Gupta
--------------------------
Ash Gupta
Director


--------------------------
Peter A. Lefferts
Director


/s/ Raymond F. Pettit
--------------------------
Raymond F. Pettit
Director


/s/ Roslyn M. Watson
--------------------------
Roslyn M. Watson
Director


/s/ James F. Welch
--------------------------
James F. Welch
Director

                                                                EXHIBIT 24.2


              AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION II

                                POWER OF ATTORNEY

         American Express Receivables Financing Corporation II, a Delaware corporation (the "Company"), and each of the undersigned officers and directors of the Company, hereby constitute and appoint Jay B. Stevelman, John D. Koslow, Leslie R. Scharfstein and Stephen P. Norman, jointly and severally, with full power of substitution and revocation, their true and lawful attorneys-in-fact and agents, for them and on their behalf and in their respective names, places and steads, in any and all capacities, to sign, execute and affix their respective seals thereto and file any of the documents referred to below relating to the American Express Credit Account Master Trust; all filings and reports required under the Securities Exchange Act of 1934 including Current Reports on Form 8-K and Annual Reports on Form 10-K, including any amendments thereto, on behalf of the Company, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as they might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         This Power of Attorney may be executed in counterparts.

         IN WITNESS WHEREOF, American Express Receivables Financing Corporation II has caused this Power of Attorney to be executed in its name by its President and its corporate seal to be affixed and attested by its Secretary, and the undersigned officers and directors have hereunto set their hand as of the 29th day of March 2000.

                                    AMERICAN EXPRESS RECEIVABLES
                                    FINANCING CORPORATION II

                                    By:  /s/ Leslie R. Scharfstein
                                        --------------------------
                                        Leslie R. Scharfstein
                                        President

ATTEST:

/s/ Michael Kuchs
----------------------------
Michael Kuchs
Secretary

/s/ John D. Koslow
----------------------------
John D. Koslow
Director


/s/ Donald J. Puglisi
-----------------------------
Donald J. Puglisi
Director


/s/ Jay B. Stevelman
-----------------------------
Jay B. Stevelman
Director


/s/ Leslie R. Scharfstein
-----------------------------
Leslie R. Scharfstein
President
(Principal Executive Officer)


/s/ Ellen J. Casey
-----------------------------
Ellen J. Casey
Vice President and Treasurer
(Principal Finance Officer and
 Principal Accounting Officer)